                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 15, 2005
                                                        ------------------

                     STRUCTURED ASSET SECURITIES CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)

   Delaware                       333-120575                    74-2440850
--------------------------------------------------------------------------------
(State or other                  (Commission                  (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)

      745 Seventh Avenue, 7th Floor
           New York, New York                             10019
--------------------------------------------------------------------------------
(Address of principal executive offices)                Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 526-7000
                                    No Change
--------------------------------------------------------------------------------
          Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

         The Registrant registered issuances of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-120575 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $2,012,367,100 in aggregate principal amount Class 1-A1, Class 1-A2, Class 2-A, Class 3-A1, Class 3-A2, Class 4-A1, Class 4-A2, Class 4-A3, Class 5-A1, Class 5-A2, Class 6-A1, Class 6-A2, Class 7-A1, Class 7-A2, Class 7-A3, Class 7-AX, Class 8-A1, Class 8-A2, Class 9-A1, Class 9-A2, Class 9-A3, Class 9-A4, Class 9-AX, Class B1-I, Class B2-I, Class B3-I, Class B4-I, Class B5-I, Class B1-II, Class B2-II, Class B3-II, Class B4-II, Class B5-II and Class R Certificates of its Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-18 on August 31, 2005. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated July 26, 2005, as supplemented by the Prospectus Supplement, dated August 29, 2005 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of August 1, 2005, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services LLC, as master servicer (the "Master Servicer"), Wells Fargo Bank, National Association, as securities administrator (the "Securities Administrator"), and HSBC Bank USA, National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes:
Class 1-A1, Class 1-A2, Class 2-A, Class 3-A1, Class 3-A2, Class 4-A1, Class 4-A2, Class 4-A3, Class 5-A1, Class 5-A2, Class 6-A1, Class 6-A2, Class 7-A1, Class 7-A2, Class 7-A3, Class 7-AX, Class 8-A1, Class 8-A2, Class 9-A1, Class 9-A2, Class 9-A3, Class 9-A4, Class 9-AX, Class B1-I, Class B2-I, Class B3-I, Class B4-I, Class B5-I, Class B6-I, Class B7-I, Class B8-I, Class B1-II, Class B2-II, Class B3-II, Class B4-II, Class B5-II, Class B6-II, Class B7-II, Class B8-II, Class P-I, Class P-II and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of nine pools of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $2,033,235,557.78 as of August 1, 2005. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

           (a) Not applicable.

           (b) Not applicable.

           (c) Exhibits:

                  1.1 Terms Agreement, dated August 28, 2005, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

                  4.1 Trust Agreement, dated as of August 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, Wells Fargo Bank, National Association, as Securities Administrator, and HSBC Bank USA, National Association, as Trustee.

                  99.1 Mortgage Loan Sale and Assignment Agreement, dated as of August 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

                  99.2 Servicing Agreement, dated as of August 1, 2005, between Lehman Brothers Holdings Inc. and Aurora Loan Services LLC.

                  99.3 Transfer Notice, dated as of August 1, 2005, between Colonial Savings, F.A. and Lehman Brothers Holdings Inc.

                  99.4 Correspondent Servicing Agreement, dated as of June 26, 2002, among Colonial Savings, F.A., Lehman Brothers Bank, FSB and Aurora Loan Services Inc.

                  99.5 Reconstituted Servicing Agreement, dated as of August 1, 2005 between Countrywide Home Loans, Inc. and Lehman Brothers Holdings Inc.

                  99.6 Flow Seller's Warranties and Servicing Agreement, dated as of June 1, 2004, by and between Lehman Brothers Bank, FSB and Countrywide Home Loans, Inc.

                  99.7 Reconstituted Servicing Agreement, dated as of August 1, 2005 between Bank of America, National Association and Lehman Brothers Holdings Inc.

                  99.8 Amended and Restated Flow Mortgage Loan Sale and Servicing Agreement, dated as of November 1, 2004, between Bank of America, National Association and Lehman Brothers Bank, FSB.

                  99.9 Second Amended and Restated Flow Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2005, between Bank of America, National Association and Lehman Brothers Bank, FSB.

                  99.10 Reconstituted Servicing Agreement, dated as of August 1, 2005, between Wells Fargo Bank, National Association and Lehman Brothers Holdings Inc.

                  99.11 Seller's Warranties and Servicing Agreement between the Seller and the Servicer, dated as of February 1, 2005, between Wells Fargo Bank, National Association and Lehman Brothers Holdings Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      STRUCTURED ASSET SECURITIES CORPORATION


                                      By: /s/ Michael C. Hitzmann
                                          -----------------------
                                      Name:  Michael C. Hitzmann
                                      Title: Vice President

Date: September 15, 2005

11510293.2.BUSINESS
                                  EXHIBIT INDEX

Exhibit No.                          Description                                  Page No.
-----------                          -----------                                  --------
1.1               Terms Agreement, dated August 28, 2005, between Structured
                  Asset Securities Corporation, as Depositor, and Lehman
                  Brothers Inc., as the Underwriter.

4.1               Trust Agreement, dated as of August 1, 2005, among Structured
                  Asset Securities Corporation, as Depositor, Aurora Loan
                  Services LLC, as Master Servicer, Wells Fargo Bank, National
                  Association, as Securities Administrator, and HSBC Bank USA,
                  National Association, as Trustee.

99.1              Mortgage Loan Sale and Assignment Agreement, dated as of
                  August 1, 2005, between Lehman Brothers Holdings Inc., as
                  Seller, and Structured Asset Securities Corporation, as
                  Purchaser.

99.2              Servicing Agreement, dated as of August 1, 2005, between
                  Lehman Brothers Holdings Inc. and Aurora Loan Services LLC.

99.3              Transfer Notice, dated as of August 1, 2005, between Colonial
                  Savings, F.A. and Lehman Brothers Holdings Inc.

99.4 Correspondent Servicing Agreement, dated as of June 26, 2002, among Colonial Savings, F.A., Lehman Brothers Bank, FSB and
                  Aurora Loan Services Inc.

99.5 Reconstituted Servicing Agreement, dated as of August 1, 2005 between Countrywide Home Loans, Inc. and Lehman Brothers
                  Holdings Inc.

99.6              Flow Seller's Warranties and Servicing Agreement, dated as of
                  June 1, 2004, by and between Lehman Brothers Bank, FSB and
                  Countrywide Home Loans, Inc.

99.7 Reconstituted Servicing Agreement, dated as of August 1, 2005 between Bank of America, National Association and Lehman
                  Brothers Holdings Inc.

99.8              Amended and Restated Flow Mortgage Loan Sale and Servicing
                  Agreement, dated as of November 1, 2004, between Bank of America, National Association and Lehman Brothers Bank, FSB.

99.9 Second Amended and Restated Flow Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2005, between Bank of America, National Association and Lehman Brothers Bank, FSB.

99.10 Reconstituted Servicing Agreement, dated as of August 1, 2005, between Wells Fargo Bank, National Association and Lehman Brothers Holdings Inc.

99.11 Seller's Warranties and Servicing Agreement between the Seller and the Servicer, dated as of February 1, 2005, between Wells Fargo Bank, National Association and Lehman Brothers Holdings Inc.